Exhibit 10.4(a)


                             HENNESSY ADVISORS, INC.
                                2001 OMNIBUS PLAN

                    OPTION AWARD AGREEMENT FOR KEY EMPLOYEES


                  THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between HENNESSY ADVISORS, INC., a California corporation ("Company"), and the Key Employee of the Company whose signature is set forth on the signature page hereof (the "Key Employee").

                               W I T N E S S E T H

                  WHEREAS, the Company has adopted the Hennessy Advisors, Inc. 2001 Omnibus Plan ("Plan"), the terms of which, to the extent not stated herein, are specifically incorporated by reference in this Agreement;

                  WHEREAS, the purpose of the Plan is to permit Awards under the Plan to be granted to certain Key Employees of the Company and its Affiliates and to further specify the terms and conditions under which such individuals may receive such Awards;

                  WHEREAS, the Key Employee is now employed or engaged by the Company or an Affiliate in a key employee capacity and the Company desires him or her to remain in such capacity, and to secure or increase his or her ownership of Shares in order to increase his or her incentive and personal interest in the success and growth of the Company; and

                  WHEREAS, defined terms used herein and not otherwise defined herein shall have the meanings set forth in the Plan.

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

                  1.    Option Grant.

                        (a) Grant. Subject to the terms and conditions set forth herein, the Company hereby grants to the Key Employee an option (the "Option") to purchase from the Company all or any part of the aggregate number of Shares (hereinafter referred to as the "Option Stock") set forth on the signature page hereof, at the purchase price per Share set forth on the signature page hereof.

                        (b) Term. The Option may not be exercised prior to the Initial Exercise Date set forth on the signature page hereof or after the Expiration Date set forth thereon, except that other than as provided herein, the Option shall not be exercisable after the termination of the Key Employee's employment with the Company and all Affiliates. Absence of the Key Employee on leave approved by a duly appointed and acting officer of the


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Company, other than the Key Employee, shall not be considered a termination of employment during the period of such leave.

                        (c) Exercise Amount. The Option may be exercised in whole or in part (but no exercise shall be for fewer than 25 Shares or all of the Shares subject to the Option, if fewer) by notice in writing to the Company.

                        (d) Payment for Shares. The aggregate purchase price for the Shares for which the Option is exercised shall be paid to the Company at the time of exercise in cash, Shares registered in the name of the Key Employee, or by a combination thereof, all as provided on the signature page hereof, however, Board approval shall be required in order for shares held by a participant for fewer than six months to be used in payment of the exercise price of an Option. If the purchase price may be paid wholly or partly in Shares, any Shares tendered in payment thereof shall be free of all adverse claims and duly endorsed in blank by the Key Employee or accompanied by stock powers duly endorsed in blank. Shares tendered shall be valued at Fair Market Value on the date on which the Option is exercised. As used herein, "Fair Market Value" means the per Share closing price on the date in question in the principal market in which the Shares are then traded or, if no sales of Shares have taken place on such date, the closing price on the most recent date on which selling prices were quoted; provided, however, that for any Option that is not an Incentive Stock Option, the Committee in its discretion may elect to determine Fair Market Value with respect to such Shares, based on the average of the closing prices, as of the date of determination and a period of up to 20 trading days immediately preceding such date. If such proviso is to be applicable, the signature page hereof sets forth the number of trading days in such period.

                        (e) ISO/NSO. Unless otherwise provided on the signature page hereof, the Option shall not be an Incentive Stock Option for purposes of Section 422 of the Code.

                        (f) Reload Feature. Unless otherwise provided on the signature page hereof, the Option shall not have the "reload feature" described in Section 6.1 of the Plan, as of the date of grant.

                  2. Nontransferability of Option. This Option is not transferable other than by will or by the laws of descent and distribution. The Option may be exercised during the life of the Key Employee only by the Key Employee, except as otherwise expressly set forth in Section 4(b) below.

                  3. Securities Law Restrictions. The Key Employee agrees and acknowledges for himself/herself and his/her heirs, legatees and legal representatives, with respect to all Option Stock (or any shares of stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that he/she and his/her heirs, legatees and legal representatives will not sell or otherwise dispose of such shares except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") and applicable state securities laws, or except in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act and applicable state securities laws.



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As further conditions to the issuance of the Option Stock, the Key Employee agrees for himself/herself, and his/her heirs, legatees and legal representatives, prior to such issuance, to (i) execute and deliver to the Company such investment representations and warranties, and to take such other actions, as counsel for the Company determines may be necessary or appropriate for compliance with the Act and any applicable state securities laws, and
(ii) execute and thereby become a party to any stock restriction agreement then in effect among the Company and its other shareholders. The Key Employee agrees that any certificate representing Option Stock shall bear the following legend (or such other legend of similar effect as Company may determine):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT, PURSUANT TO RULE 144 OR PURSUANT TO AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT, AND SUCH QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE STATE SECURITIES LAWS.

                  4.    Exercise of Option.

                        (a) Except as provided herein, the Option shall be exercisable only (i) prior to the Expiration Date, and (ii) after the date that escrow is first released with respect to completion of an initial public offering of a minimum offering amount of 450,000 of the Company's shares of common stock.

                        (b) If the Key Employee's employment with the Company and all Affiliates is terminated because of death, Retirement or Total Disability (as such terms are defined below) on or after the Initial Exercise Date, the Key Employee or, in the case of his death, his Beneficiary (as defined herein) shall be entitled to exercise the Option, in the full amount granted until the Expiration Date.

                        (c) As used herein, (i) "Retirement" means termination of employment with the Company and all Affiliates as defined by Company policies as in effect from time to time, except that if the Key Employee's employment is terminated for Cause (as hereinafter defined) or because of death or Total Disability, such termination shall not be "Retirement" for purposes hereof, and (ii) "Total Disability" means permanent and total disability within the meaning of Code Section 22(e)(3).

                        (d) If the Key Employee's employment with the Company is terminated on or after the Initial Exercise Date for any reason other than Cause (as defined below), the Key



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Employee shall be entitled to exercise the Option, to the extent exercisable pursuant to paragraph (a), above (i) until 6 months after such termination of employment if due to death or Total Disability and (ii) until 3 months after such termination of employment if such termination is not due to death or Total Disability. If such a termination of employment occurs prior to the Initial Exercise Date, the Key Employee shall be entitled to exercise the Option to the extent, if any, as the Committee may determine.

                        (e) As used herein, "Cause" means, as determined by the Committee, the Key Employee's failure to perform his duties or intentional dishonest or illegal conduct in connection with his performance of services for the Company or any Affiliate.

                        (f) If the Key Employee's employment with the Company is terminated for Cause, the Key Employee shall have no right to exercise any portion of any Option not yet exercised as of the date of such termination for Cause.

                  5.    Beneficiary.

                        (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Key Employee in accordance herewith (the person who is the Key Employee's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of the Key Employee. The Key Employee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Key Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

                        (b) If no such Beneficiary designation is in effect at the time of a Key Employee's death, or if no designated Beneficiary survives the Key Employee or if such designation conflicts with law, the Key Employee's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of the Key Employee. If the Committee is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the Option Stock, until the Committee determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

                  6.    No Rights As Stockholder.

                        The Key Employee shall have no rights as a holder of the Option Stock until the issuance of a certificate for the Option Stock.



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                  7.    Tax Withholding.

                        (a) It shall be a condition of the obligation of the Company to issue Option Stock to the Key Employee or the Beneficiary, and the Key Employee agrees, that the Key Employee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the exercise of the Option.

                        (b) If the Option is not an Incentive Stock Option, the Key Employee may elect to have the Company withhold that number of Shares of Option Stock otherwise issuable to the Key Employee upon exercise of the Option or to deliver to the Company a number of Shares, in each case, having a Fair Market Value on the Tax Date (as defined below) equal to the minimum amount required to be withheld as a result of such exercise. The election must be made in writing and, if the Key Employee is an Insider (as defined below), must be delivered to the Company 6 months or more prior to the Tax Date and shall not be effective until at least 6 months after the Grant Date, provided, however, that this restriction shall not apply in the event death of the Key Employee occurs prior to the expiration of such 6 month period. If the Key Employee is not an Insider, the election must be delivered to the Company prior to the Tax Date. If the Key Employee is an Insider, the full number of shares of Option Stock issuable on exercise of the Option may be issued to the Key Employee, and in such event the Key Employee shall be unconditionally obligated to tender back to the Company, as soon as practicable after the Tax Date, a number of shares of the minimum amount required to be withheld. If the number of shares so determined shall include a fractional share, the Key Employee shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the committee and shall be subject to disapproval, in whole or in part by the Committee. Any election under this paragraph (b) by an Insider shall be irrevocable and may not be changed until another irrevocable election is effective. As used herein, (i) Tax Date means the date on which the Key Employee must include in his gross income for federal income tax purposes the fair market value of the Option Stock over the purchase price therefor and (ii) "Insider" means an officer or director of the Company or a beneficial owner of more than 10 percent of the Shares.

                  8.    Adjustments in Event of Change in Shares.

                  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of securities of the Company, or other similar corporate transaction or event affects the Shares issuable on exercise of the Option, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and type of Shares awarded pursuant to this Agreement, or the terms, conditions, or restrictions of this Agreement; provided, however, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code



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or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number.

                  9. Powers of Company Not Affected. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combinations, subdivision or reclassification of the Shares or any reorganization, merger, consolidation, business combination, exchange of Shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Option Stock or the rights thereof or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Key Employee any right to continue in the employment of the Company or any Affiliate, or interfere with or limit in any way the right of the Company or any Affiliate to terminate the Key Employee's employment at any time.

                  10. Interpretation by Committee. The Key Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Key Employees awarded Option Stock.

                  11. Financial Statements. The Company shall deliver to Key Employee annually copies of the Company's annual financial statements.

                  12.   Miscellaneous.

                        (a) This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts made and to be performed therein between residents thereof.

                        (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

                        (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

                        (d) Any notice, filing or delivery hereunder or with respect to Option Stock shall be given to the Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 750 Grant Avenue, Suite 100, Novato, California 94945, Attention Corporate Secretary. All such notices shall be given by first class mail, postage prepaid, or by personal delivery.

                        (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the personal



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benefit of the Key Employee, the Beneficiary and the personal representative(s)
and heirs of the Key Employee.



























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                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Key Employee has hereunto affixed his hand and seal, all on the day and year set forth below.

                                       HENNESSY ADVISORS, INC.


[CORPORATE SEAL]                       By: _____________________________________

                                           Its: ________________________________

                                       ___________________________________(Seal)
                                       Key Employee
                                       [Print Name]: ___________________________

No. of Shares of Option Stock: _____      Incentive Stock Option:  All Options
                                          granted by this Agreement are
                                          Incentive Stock Options provided,
                                          however, if the Purchase Price per
                                          Share multiplied by the number of
                                          Shares as to which Options are
                                          exercisable for the first time by the
                                          Key Employee in any calendar year
                                          exceeds $100,000, then the Options
                                          with regard to the number of Shares
                                          determined by dividing such excess
                                          amount over $100,000 by the Purchase
                                          Price per Share shall be Nonqualified
                                          Stock Options.

Reload Feature: ____________________      Purchase Price
                                              Per Share:           $10.00
                                                        ------------------------

Payment of Purchase Price: _________      Number of Days to Determine
                                              Fair Market Value: _______________

Date of Agreement: _________________      Grant Date: __________________________

Initial Exercise Date: _____________      Expiration Date: _____________________

Beneficiary: _______________________      Address of Beneficiary:

Beneficiary Tax Identification No.:       ______________________________________

____________________________________      ______________________________________






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